UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 27, 2014

SUNOCO LP

(Exact name of Registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 East Airtex Drive
Houston, Texas 77073

(Address of principal executive offices)

(832) 234-3600

(Registrant’s telephone number, including area code)

Susser Petroleum Partners LP

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 27, 2014, Susser Petroleum Partners LP (the “Partnership”) changed its name to Sunoco LP. The Partnership filed with the Delaware Secretary of State a Certificate of Amendment to its Certificate of Limited Partnership (the “LP Certificate of Amendment”) and the Partnership’s general partner executed an Amendment (the “LP Amendment”) to the First Amended and Restated Agreement of Limited Partnership of the Partnership to effectuate the name change. The LP Certificate of Amendment and the LP Amendment are attached hereto as Exhibits 3.1 and 3.2, respectively.

Additionally, effective on October 27, 2014, the Partnership’s general partner (the “General Partner”) changed its name from Susser Petroleum Partners GP LLC to Sunoco GP LLC. The General Partner filed with the Delaware Secretary of State a Certificate of Amendment to its Certificate of Formation (the “GP Certificate of Amendment”) and the General Partner’s sole member executed an Amendment (the “LLC Agreement Amendment”) to the Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of the General Partner to effectuate the name change. Certain minor changes were also made to the LLC Agreement to reflect the acquisition by Energy Transfer Partners, L.P. of 100% of the equity interests in the General Partner from Susser Holdings Corporation. The GP Certificate of Amendment and the LLC Agreement Amendment are attached hereto as Exhibits 3.3 and 3.4, respectively.

On October 27, 2014, the Partnership’s trading symbol for its common units, which are currently listed on the New York Stock Exchange, changed from SUSP to SUN. The change in trading symbol is related solely to the change of the Partnership’s name described above. The new CUSIP number for the Partnership’s common units is 86765K 109.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the changes in the Partnership’s name and trading symbol is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 7.01.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	Sunoco GP LLC,
its general partner

By:

Date: October 27, 2014
/s/ Mary E. Sullivan
Mary E. Sullivan
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

3.1	Certificate of Amendment to the Certificate of Limited Partnership of Susser Petroleum Partners LP.

3.2	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of Susser Petroleum Partners LP.

3.3	Certificate of Amendment to the Certificate of Formation of Susser Petroleum Partners GP LLC.

3.4	Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of Susser Petroleum Partners GP LLC.

99.1	Press Release issued by Sunoco LP dated October 27, 2014.